                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or Rule 14a-12

                                BIOMATRIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                 BIOMATRIX, INC.
                               65 RAILROAD AVENUE
                             RIDGEFIELD, N.J. 07657
                                 (201) 945-9550




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 29, 1997




   Notice is hereby given that the Annual Meeting of Shareholders of Biomatrix, Inc. will be held at the Corporate Headquarters of the Company, 65 Railroad Avenue, Ridgefield, N.J. 07657, on Thursday, May 29, 1997 at 10:00 A.M., local time, for the following purposes:

      (1) To elect three (3) directors, each to hold three-year terms.

      (2) To ratify an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 60,000,000 shares.

      (3) To ratify an amendment of the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under the plan from 2,000,000 to 2,500,000 shares thereby making 1,770,968 shares of Common Stock available for issuance upon exercise of currently outstanding options or options that may be granted under such Plan.

      (4) To ratify the adoption by the Board of Directors of the Company's 1997 Restricted Stock Plan.

      (5) To ratify the selection by the Board of Directors of independent public accountants for the Company for the current fiscal year.

      (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on Tuesday, April 1, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

   All shareholders are cordially invited to attend the meeting.

By Order of the Board of Directors,



Endre A. Balazs, M.D.
Chief Executive Officer and
Chief Scientific Officer

Ridgefield, New Jersey
April   , 1997


    The Company's 1996 Annual Report and Annual Report on Form 10-K accompany the Proxy Statement.

                                 BIOMATRIX, INC.
                               65 RAILROAD AVENUE
                             RIDGEFIELD, N.J. 07657

                                 PROXY STATEMENT


    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Biomatrix, Inc. (the "Company") for use at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the corporate headquarters of the Company, 65 Railroad Avenue, Ridgefield, N.J. 07657, at 10:00 A.M., local time, on Thursday, May 29, 1997 and at any adjournment thereof, for the purposes set forth in the foregoing notice (the "Notice").

    The close of business on Tuesday, April 1, 1997 has been established as the record date for determining the shareholders entitled to the Notice of and to vote at the Meeting and at any adjournment thereof. As of the record date, there were issued and outstanding and entitled to vote 10,755,644 shares of common stock of the Company, par value $.0001 per share (the "Common Stock"). Holders of shares of the Common Stock are entitled to one vote for each share owned at the record date on all matters to come before the Meeting and any adjournment thereof. The presence in person or by proxy of holders of a majority of the shares of the Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business. The mailing of this Proxy Statement to the shareholders of the Company was commenced on or about April __, 1997.

    Proxies in the form enclosed are solicited by the Board of the Company. All proxies will be voted in accordance with the instructions contained therein. If no choice is specified, the proxies will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other proposals which may properly come before the Meeting. Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Secretary of the Company, or by revocation of a written proxy by request in person at the Meeting; if not so revoked, the shares represented by such proxy will be voted.

    If, in a proxy submitted on behalf of a Shareholder by a person acting solely in a representative capacity, the proxy is marked clearly to indicate that the shares represented thereby are not being voted with respect to one or more proposals, then such proxies will be counted as present for establishing a quorum at the meeting but such "non-votes" will have no effect on the voting with respect to such proposal. However, because the proposal to ratify the amendment to the Company's Certificate of Incorporation requires the affirmative vote of at least a majority of the shares of Common Stock outstanding as of the record date, such "non-votes" will have the effect of a negative vote with respect to such proposal. Additionally, proxies submitted with abstentions as to one or more proposals will be counted as present for purposes of establishing a quorum at the Meeting, and such abstentions will have the effect of a vote against such proposals.

    The Board does not know of any matters which will be brought before the Meeting other than those matters specifically set forth in the Notice. However, if any other matter properly comes before the Meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes acting thereunder, will vote on such matter in accordance with their best judgment.

    The proxy rules of the Securities and Exchange Commission permit Shareholders, after timely notice to issuers, to present proposals for Shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for Shareholder action and are not properly omitted by issuer action in accordance with the proxy rules. Under applicable Securities and Exchange Commission rules, such proposals must be received by the Company no later than ______, 1997 to be considered for inclusion in the Company's proxy materials relating to that meeting.

    Notice relating to the conduct of such business at an annual meeting must contain certain information about such business and the Shareholder who proposes to bring such business before the meeting, including a brief description of the business the Shareholder proposes to bring before the meeting, the reasons for conducting such business at the annual meeting, the name and address of such Shareholder, the number of shares of the Company beneficially owned by such Shareholder, and any material interest of such Shareholder in the business he proposes. The Company's annual meeting for the fiscal year ending December 31, 1997 is expected to be held on or about May 28, 1998, and proxy materials in connection with that meeting are expected to be mailed approximately 30 days prior to the meeting.

              STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table sets forth, as of March 1, 1997, the ownership of the Company's Common Stock held by: (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock;
(ii); each director, each nominee for election as a director and each named executive officer of the Company; and (iii) all of the Company's officers and directors as a group. As of such date, the Company had 10,755,644 shares of Common Stock issued and outstanding. The number of shares and the percentage beneficially owned by the persons named in the table and by all executive officers and directors as a group is presented in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 and includes, in addition to shares issued and outstanding, unissued shares which are subject to issuance upon exercise of options within 60 days of March 1, 1997.

                                                     BENEFICIAL OWNERSHIP
                                                     --------------------
                                                  NUMBER OF
                                                  SHARES(1)          PERCENT
                                                  ---------          -------
    Endre A. Balazs, M.D......................... 2,161,519 (2)       20.1
    Janet L. Denlinger, Ph.D..................... 1,099,085 (3)       10.2
    H. Stuart Campbell...........................    61,248 (4)          *
    Rory B. Riggs................................   600,000            5.6
    Kurt Mark....................................     8,000 (5)          *
    Justin P. Morreale...........................    20,000              *
    Julius A. Vida, Ph.D.........................     4,000 (6)          *
    Donald Woodhouse.............................    20,600 (7)          *
    Wesley Domareki..............................     1,500 (8)          *
    All officers and directors as a
     group (10 persons).......................... 3,986,952           37.2
--------------

   * Less than 1%

(1) Unless otherwise indicated in these footnotes, each Shareholder has sole voting and investment power with respect to the shares beneficially owned.

(2) Excludes 1,094,835 shares of Common Stock and 4,250 shares of Common Stock subject to issuance upon exercise of options within 60 days of March 1, 1997 held by Dr. Denlinger, as to which shares Dr. Balazs disclaims beneficial ownership. The address of such person is 65 Railroad Ave., Ridgefield, N.J. 07657.

(3) Excludes 2,161,519 shares held by Dr. Balazs, as to which shares Dr. Denlinger disclaims beneficial ownership. Includes 4,250 shares of Common Stock subject to issuance upon exercise of options within 60 days of March 1, 1997. The address of such person is 65 Railroad Ave., Ridgefield, N.J. 07657.

(4) Includes 19,334 shares of Common Stock subject to issuance upon exercise of options within 60 days of March 1, 1997. Excludes 7,336 shares of Common Stock owned by Mr. Campbell's wife, as to which shares Mr. Campbell disclaims beneficial ownership.

(5) Includes 4,000 shares of Common Stock subject to issuance upon exercise of options within 60 days of March 1, 1997.

(6) Represents shares of Common Stock subject to issuance upon exercise of options within 60 days of March 1, 1997. Excludes 781 shares of Common Stock owned by Dr. Vida's wife and children as to which shares Dr. Vida disclaims beneficial ownership.

(7) Includes 20,500 shares of Common Stock subject to issuance upon exercise of options within 60 days of March 1, 1997. Excludes 300 shares of Common Stock owned by Mr. Woodhouse's daughter as to which shares Mr. Woodhouse disclaims beneficial ownership.

(8) Represents shares of Common Stock subject to issuance upon exercise of options within 60 days of March 1, 1997.

                            1. ELECTION OF DIRECTORS

    Three directors will be elected to a three-year term at the Meeting. Pursuant to the Company's Charter, the Board is divided into three classes of directors, as nearly equal in number as possible, with each director serving a three-year term. Each year only one class of directors is subject to a Shareholder vote. The members of Class 1 are Endre A. Balazs, M.D. and Kurt Mark; of Class 2 are Janet L. Denlinger, Ph.D. and Julius A. Vida, Ph.D.; and of Class 3 are H. Stuart Campbell and Rory B. Riggs, who will serve until the annual Shareholders' meetings of the Company to be held in 1998, 1999 and 1997, respectively. On February 17, 1997, the Board voted to expand its size from six to seven members and to increase the number of Class 3 directors from two to three.

    H. Stuart Campbell, Rory B. Riggs and Justin P. Morreale are the nominees for election to the Board at the Meeting. Messrs. Campbell, Riggs and Morreale, if elected, will hold office until the annual meeting in 2000 and until their successors are duly elected and qualified. The affirmative vote of a plurality of the shares of the Common Stock present or represented at the Meeting and entitled to vote is required for the election of the Class 3 Directors. Unless otherwise instructed, the persons named in the accompanying proxy will vote "FOR" the election of H. Stuart Campbell, Rory B. Riggs and Justin P. Morreale as Class 3 Directors.

    The following table sets forth the name of each director and nominee for director and the positions and offices held by them, their age and the year in which they became a director of the Company.

      NAME AND PRINCIPAL OCCUPATION                       AGE   DIRECTOR SINCE
      -----------------------------                       ---   --------------
    Endre A. Balazs, M.D.................................  77      1981
      Chief Executive Officer and Chief Scientific
      Officer of the Company
    H. Stuart Campbell (1)...............................  67      1983
      Chairman of the Company and Vice President of
         Highland Packaging Labs, Inc.
    Janet L. Denlinger, Ph.D.............................  51      1981
      Executive Vice President of the Company
    Kurt Mark............................................  67      1987
      Partner of Law Firm Vinge
    Justin P. Morreale (1)...............................  55       -
      Partner, Bingham, Dana & Gould LLP
    Rory B. Riggs (1)....................................  43      1990
      President and acting Chief Financial Officer of
      the Company
    Julius A. Vida, Ph.D.................................  68      1993
      President of Vida International Pharmaceutical
      Consultants
----------------

      (1) A nominee for election to the Board of Directors.

BACKGROUND OF DIRECTORS AND NOMINEES FOR DIRECTOR

    Endre A. Balazs, M.D., a co-founder of Biomatrix, became Chief Executive Officer and Chief Scientific Officer of the Company in February 1987, having served as President from inception of the Company until that time. He has been a Director of the Company since its inception. He is the Malcolm P. Aldrich Research Professor Emeritus of Ophthalmology at the College of Physicians and Surgeons, Columbia University, where he also served as Research Director of the Department. Prior to joining Columbia in 1975, he taught at Harvard Medical School for 25 years, during which time he was also co-founder, research director and President of the Retina Foundation and the Boston Biomedical Research Institute. From 1968 to 1978, Dr. Balazs was President and owner of Biotrics, Inc., which developed and manufactured the first hyaluronan therapeutic product used in medicine. He is the author of more than 300 scientific articles and patents. Dr. Balazs received an M.D. from the University of Budapest, Hungary. He is married to Dr. Denlinger.

    H. Stuart Campbell has been Chairman of the Board of the Company since 1983. For 22 years prior to his association with the Company he held various marketing and executive positions at Johnson & Johnson, having retired in 1982 as Company Group Chairman of the Ethicon business of that corporation. Currently, Mr. Campbell is the owner of Highland Packaging Labs, Inc. and also a director of Isomedix, Inc., Atrix Laboratories, Inc. and Mesa Laboratories, Inc. He is a graduate of Cornell University and the Advanced Management Program at the Harvard University Graduate School of Business Administration.

    Janet L. Denlinger, Ph.D., a co-founder of the Company, has been an Executive Vice President and Director of the Company since its inception. She was a research associate of Dr. Balazs for 20 years at the Boston Biomedical Research Institute and then at the Department of Ophthalmology, College of Physicians and Surgeons, Columbia University. She is the author of numerous publications in physiology, biochemistry, biological activity and metabolism of hyaluronan. Dr. Denlinger received a Ph.D. in biochemistry from the University of Lille, France. She is married to Dr. Balazs.

    Kurt Mark has been a Director of the Company since June 1987 and has served as an advisor to the Company since 1985. He served on the Board of Directors of Pharmacia AB from 1974 to 1984, and was Chairman from 1978 to 1984. Mr. Mark is a senior partner of the law firm Vinge, with principal offices in Goteborg, Sweden and Paris, France. Mr. Mark is Chairman of the Boards of Kodak AB, Elof Hansson AB and Elof Hansson, Inc. (New York), the Lundberg Research Foundation and the Elof Hansson Foundation. He received a law degree from the University of Uppsala, Sweden.

    Justin P. Morreale, a nominee for director, has been a partner of Bingham, Dana & Gould LLP, a law firm based in Boston, Massachusetts, since 1975. Mr. Morreale has acted as counsel to the Company since its formation and has served as Secretary of the Company since that time. Mr. Morreale is a graduate of Syracuse University and the Harvard Law School.

    Rory B. Riggs was elected President of the Company as of April 1, 1996 and has been the acting Chief Financial Officer since September 1996. He has been a Director of the Company since October 1990. Since 1990, he has been affiliated with ITIM Corp., an investment advisory and venture capital firm specializing in pharmaceutical and biotechnology investments. From 1991 to 1994, he was acting President and Chief Executive Officer of RF&P Corporation, a company wholly owned by the Virginia Retirement System. Until 1990, Mr. Riggs was a Managing Director in the Mergers and Acquisitions Department at PaineWebber Incorporated, where he was employed for more than nine years. He is a graduate of Middlebury College and Columbia University's Graduate School of Business.

    Julius A. Vida, Ph.D., has been a Director since April 1993. He is President of Vida International Pharmaceutical Consultants and is a consultant to several pharmaceutical and biotechnology companies. He was formerly the Vice President, Business Development, Licensing and Planning for Bristol-Myers Squibb Co. His background includes establishment of international businesses in new pharmaceutical therapeutic areas, modernizing portfolios by in-licensing innovative new products and developing contacts with the private sector as well as academia and international government agencies. Dr. Vida received his Ph.D. from Carnegie Mellon University, his M.B.A. from Columbia University in New York and was a post-doctoral research fellow at Harvard University. He has held R & D positions at Merck and Kendall/Colgate Company, and is the holder of over 30 U.S. patents, author of 35 scientific publications and 20 books or chapters. Dr. Vida is a member of the Board of Directors of Medarex, Inc., Codon, Inc., DIAD, Inc., FibroGen, Inc. and SuperGen, Inc.

COMPENSATION OF DIRECTORS

    Each Director who is not an employee of the Company is entitled to receive a Director's fee of $300 per meeting. All Directors are reimbursed for expenses incurred in attending meetings of the Board.

    In accordance with the Company's Non-Employee Director Stock Option Plan (the "Director Plan"), non-employee directors are entitled to receive stock options to purchase 6,000 shares of Common Stock, at fair market value, upon election or re-election to the Board.

    In August 1995, the Option Committee granted Mr. Riggs non-qualified stock options to purchase 24,000 shares of Common Stock, at an exercise price of $6.50 per share, the fair market value on August 29, 1995, the date of the grant. These shares became fully vested on April 1, 1996 upon his election as President of the Company.

    During 1996, the Company paid Mr. Riggs, Mr. Mark and Dr. Vida, $35,000, $15,000 and $41,000, respectively, related to strategic, legal and licensing consulting activities.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    During the fiscal year ended December 31, 1996, the Board held three meetings. Each Director attended at least 75% of the aggregate of the total number of such meetings of the Board and the total number of meetings held by all committees on which the individual Director served while a member of the Board.

    During 1996, the Audit Committee was comprised of Messrs. Campbell and Riggs and Dr. Vida. Mr. Riggs resigned from the Audit Committee as of April 1, 1996. Responsibilities of this committee include engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and setting of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. During the 1996 fiscal year, the Audit Committee met one time.

    During 1996, the Compensation Committee was comprised of Messrs. Campbell and Riggs and Dr. Vida. Mr. Riggs resigned from the Compensation Committee as of April 1, 1996. Responsibilities of this committee include approval of remuneration arrangements for the officers of the Company, review and approval of compensation plans and other benefits relating to the officers and Directors, and general review of the Company's employee compensation policies. During the 1996 fiscal year, the Compensation Committee met two times.

    The Option Committee was comprised of Mr. Mark and Dr. Vida. This committee was responsible for administering the Company's stock option plans. The committee determined the persons granted options, the number of shares, timing, vesting, price and restrictions associated with such options. During the 1996 fiscal year, the Option Committee met two times.

    The Company's Compensation and Option Committees were merged into one committee, the Compensation Committee, effective February 17, 1997. The merged Compensation Committee is comprised of Messrs. Campbell and Mark and Dr. Vida.

    The Board does not have a standing nominating committee.

EXECUTIVE COMPENSATION

    Summary Compensation Table. The following table sets forth certain compensation information for each of the Company's last three fiscal years with respect to (i) the Company's Chief Executive Officer and (ii) each of the Company's four other most highly compensated officers based on salary and bonus paid during fiscal 1996. The Company maintains a 401(k) retirement savings plan for all of its employees, including its officers.

                                                                       Long Term
                                            Annual Compensation        Compensation
                                            -------------------        ------------
                                                                       Securities
                                                                       Underlying      All Other
Name and Principal Position         Year   Salary($)  Bonus($)(1)      Options(#)    Compensation($)(2)
---------------------------         ----   ---------  -------------    -----------   ------------------

Endre A. Balazs, M.D.,              1996   183,750       --                 --            250
    CEO and CSO                     1995   175,000       --                 --            250
                                    1994   175,000       --                 --            250

Rory B. Riggs                       1996   100,692     14,000               --             --
   President and Acting CFO

Janet L. Denlinger, Ph.D.,          1996   147,330     14,733              5,000          250
    Executive Vice President        1995   140,315     14,032               --            250
                                    1994   140,315       --               10,000          250

Donald Woodhouse,                   1996   132,470     13,247              5,000          250
    Vice President, Manufacturing   1995   126,162     12,616               --            250
                                    1994   120,154     12,000             15,000          250

Wesley Domareki                     1996   131,250     10,500              5,000          250
    President - ORLO Division       1995   125,000     12,500               --            250
                                    1994   107,183     10,700             20,000          250

----------
(1) Represents bonus earned during the fiscal year. In some instances all or a portion of the bonus was paid during the next fiscal year.
(2) Amounts presented represent the Company's matching contributions under the Company's 401(k) Plan.
(3) Mr. Riggs became President of the Company on April 2, 1996.

      Option Grants and Exercises in Fiscal Year 1996. The following tables summarize option grants and exercises during fiscal 1996 to or by the officers named in the Summary Compensation Table. In accordance with Securities and Exchange Commission rules, also shown are the hypothetical gains or "option spreads", on a pre-tax basis, that would exist for the respective options. These gains are based on assumed rate of annual compound stock appreciation of 5% and 10% from the date the options were granted over the full option term.

                        OPTION GRANTS IN FISCAL YEAR 1996

                                INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE
                    -------------------------------------------------     VALUE AT ASSUMED ANNUAL
                    SECURITIES    PERCENT OF                                RATES OF STOCK PRICE
                    UNDERLYING   TOTAL OPTIONS                            STOCK PRICE APPRECIATION
                     OPTIONS       GRANTED TO    EXERCISE                      FOR OPTION TERM
                     GRANTED      EMPLOYEES IN    PRICE     EXPIRATION    ------------------------
    NAME             (#)(1)      FISCAL YEAR(%)  ($/SH)        DATE           5%($)    10%($)
    ----           ----------   --------------  --------   ----------       -------   -------

Endre A. Balazs         -             -             -             -               -         -
Rory B. Riggs           -             -             -             -               -         -
Janet L. Denlinger  5,000 (2)        3.0          18.98     1/26/01          23,829    52,656
Donald Woodhouse    5,000 (2)        3.0          17.25     1/26/06          54,242   137,460
Wesley Domareki     5,000 (2)        3.0          17.25     1/26/06          54,242   137,460

----------
(1) Options to acquire shares of Common Stock. All grants are under the Company's 1994 Stock Option Plan, as amended. Such Options are not transferable, other than by will or by the laws of descent and distribution.
(2) Options were granted on January 26, 1996 and will become exercisable at a rate of 25% annually.


                  AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                        AND FISCAL YEAR-END OPTION VALUES

                                                           SECURITIES            VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED          IN THE MONEY
                       SHARES                              OPTIONS AT                 OPTIONS AT
                     ACQUIRED ON       VALUE              FISCAL YEAR-END(#)     FISCAL YEAR-END($)(2)
     NAME            EXERCISE(#)   REALIZED($)(1)   EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
     ----            -----------   --------------   -------------------------   -------------------------
Endre A. Balazs           -              -                  -  /  -                     -  /  -
Rory B. Riggs          100,000        860,000               -  /  -                     -  /  -
Janet L. Denlinger        -              -               4,250 / 10,750            33,750  /  78,750
Donald Woodhouse          -              -              20,500 /  8,500           255,375  /  39,375
Wesley Domareki         31,500        379,875            1,500 / 12,000            16,875  /  78,750
-------------

(1) Value is calculated based on the difference between the option price and the market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.
(2) Value is calculated based on the difference between the option exercise price and the market price of the Common Stock on December 31, 1996 ($16.00) multiplied by the number of shares to which the option relates.

EXECUTIVE EMPLOYMENT AGREEMENTS

      The Company entered into an employment agreement, as of December 30, 1988, with Dr. Balazs which, as amended, provides for compensation at an annual rate to be determined by the Compensation Committee. The Compensation Committee set Dr. Balazs' salary for 1996 at $183,750. Dr. Balazs declined salary increases in 1994 and 1995 and accepted a 5% salary increase in 1996. The agreement includes a covenant not to compete with the Company during his employment and for a period up to eighteen months thereafter. This agreement is terminable at any time by either party.

      The Company entered into an employment agreement with Mr. Riggs as of April 2, 1996, pursuant to which Mr. Riggs is to serve as President of the Company. This agreement is terminable by either party upon thirty days notice. Under the employment agreement, Mr. Riggs is to receive an annual base salary of $140,000 and is eligible to receive an annual performance bonus upon the recommendation of the Company's Chief Executive Officer and at the discretion of the Compensation Committee. Additionally, in connection with Mr. Riggs' becoming President of the Company, Mr. Riggs purchased 200,000 shares of the Company's Common Stock on April 2, 1996. See "Certain Transactions."

CERTAIN TRANSACTIONS

      In connection with Mr. Riggs becoming President of the Company, he acquired 200,000 shares of the Company's Common Stock on April 2, 1996 at a price of $12.25 per share (the closing price of the Common Stock on such day). Mr. Riggs paid for such shares by issuing the Company a promissory note in the amount of $2,450,000 which is payable over a four year period with an annual interest rate of 6%. At December 31, 1996, Mr. Riggs' indebtedness under the note was $2,561,250. The Company has an option to repurchase these shares at the original purchase price, in decreasing amounts (on a monthly basis) over the next four years. At the first, second and third anniversary, the total shares subject to repurchase are 80%, 60% and 40% of the total. Additionally, the Company accelerated the vesting of 23,333 shares of non-qualified stock options previously granted to Mr. Riggs.

              COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board (the "Committee") is pleased to present its report on 1996 executive compensation. This Committee report documents the components of the Company's executive officer compensation programs administered by the Committee and describes the basis on which compensation determinations were made by the Committee with respect to the officers of the Company. The Committee is responsible for the determination of base salary and bonuses for the officers of the Company, including the Chief Executive Officer.

Compensation Philosophy and Overall Objectives of Executive Compensation
Programs

      It is the philosophy of the Company to ensure that executive compensation be directly linked to continuous improvements in corporate performance. The following objectives have been adopted by the Committee as guidelines for compensation decisions:

      - Provide a competitive total compensation package that enables the Company to attract and retain key executives.
      - Provide variable compensation opportunities that are linked with executive officer performance toward objectives of the Company and that align executive officer remuneration with the interests of shareholders.

Compensation Program Components

      The Committee has reviewed the Company's compensation program to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the officer and the Company. The particular elements of the compensation program are further explained below. The Committee does not believe that the Company's most direct competitors for executive talent include all of the companies which comprise the peer group in the shareholder return graph. Therefore, the peer group used for compensation comparisons by the Committee consists of a smaller group of companies in the biomedical field in which the Company competes.

      Base Salary. Base salary levels for the officers are largely determined through comparisons with biomedical companies of similar size and complexity to the Company. Actual salaries are based on individual performance contributions within a salary range for each position that is established through job evaluation and market comparison. The Committee believes that overall base salary levels for the officers are competitive with biomedical companies of similar size and complexity to the Company. An average increase in base salary of 5.0% was granted by the Committee for salaries in fiscal 1996 for the officers based upon comparisons of annual salary adjustments with other biomedical companies.

    Bonuses. The Company's officers are eligible to receive bonuses at the discretion of the Committee based primarily on the attainment of certain enumerated goals and objectives and the officers' contributions to the Company. The objective of this plan is to deliver competitive levels of compensation for the attainment of strategic objectives that the Committee believes will be primary determinants of share price over time. The Committee believes that bonuses for the officers for 1996 were consistent with those of biomedical companies of similar size and complexity to the Company.

    Stock Option Program. The Committee believes that stock options have been and remain an excellent vehicle for the Company to compensate its employees. Because the option exercise price for the employee is generally the fair market value of the stock on the date of grant, employees recognize a gain only if the value of the Company's stock increases. Thus, employees with stock options are rewarded for their efforts to improve long-term stock market performance of the Company when that improved performance results in improved stock prices. In this way, the financial interests of management are directly aligned with those of the Company's shareholders. Also, share ownership gives employees a greater personal stake in the Company. In 1996, stock options were granted to the officers of the Company except for the Chief Executive Officer and President.

    Discussion of 1996 Compensation for the Chief Executive Officer. In considering the compensation for the Chief Executive Officer for fiscal year 1996, the Committee reviewed Dr. Balazs' existing compensation arrangements and both Company and individual performance. The employment agreement between the Company and Dr. Balazs was structured to provide him with a competitive base salary. The Committee determined that Dr. Balazs' base salary should be set at the desired competitive level relative to base salaries of other chief executives in the biomedical industry. Dr. Balazs' salary for 1996 was $183,750. Dr. Balazs declined salary increases in 1994 and 1995 and cash bonuses for the past six years.

    As indicated in the discussion above, the Company's executive officer compensation programs are based on individual and corporate performance.

    Summary. After its review of all existing programs, the Committee continues to believe that the total compensation program for officers of the Company is competitive with the compensation programs provided by other corporations with which the Company competes for executive talent. The Committee believes that any bonuses paid will be appropriately related to corporate and individual performance, yielding awards that are directly linked to the attainment of objectives of the officers and of the Company.

    Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid to certain executives of public companies. The Committee has considered these new requirements and believes that the Company's 1994 Stock Option Plan meets the requirement that it be "performance based" and, therefore, exempt from the limitations on deductibility. Historically, the combined salaries and bonuses of the Company's officers have been well under the $1 million limit. The Committee's present intention is to comply with Section 162(m) unless the Committee feels that required changes would not be in the best interest of the Company or its shareholders.

                  Compensation Committee of the Board of Directors
                  ------------------------------------------------

                               H. Stuart Campbell
                              Julius A. Vida, Ph.D.
                                    Kurt Mark

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

    The following graph compares the performance of the Company's Common Stock to the NASDAQ Stock Market Index (US Companies) and to the Index of NASDAQ Pharmaceutical Stocks since December 31, 1991. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1991 and that all dividends were reinvested.


                Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                                 Biomatrix Inc.

             Prepared by the Center for Research in Security Prices
                Produced on 03/20/97 including data to 12/31/96



                              [PERFORMANCE GRAPH]

CRSP Total Returns Index for:       12/31/91  12/31/92  12/31/93  12/30/94  12/29/95  12/31/96
-----------------------------       --------  --------  --------  --------  --------  --------
Biomatrix Inc.                        100.0     42.9      36.3      15.4      73.6      70.3
Nasdaq Stock Market (US Companies)    100.0    116.4     133.6     130.6     184.7     227.1
Nasdaq Pharmaceuticals Stocks         100.0     83.2      74.2      55.8     102.1     102.4
SIC 2830-2839 US & Foreign

Notes:
   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
   D. The index level for all series was set to $100.00 on 12/31/91.


SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Company. Based on the Company's review of copies of such forms, the following persons made late filings with respect to transactions during the year ended December 31, 1996. Mr. Campbell, a director of the Company, filed a Form 4 due October 10, 1996, reporting one transaction, on December 7, 1996; and Mr. Riggs, an officer and director of the Company, filed a Form 4 due October 10, 1996, reporting three transactions, on November 7, 1996.

          2. PROPOSAL TO RATIFY AMENDMENT TO CERTIFICATE OF INCORPORATION

    The current authorized capital stock of the Company consists of 3,000 shares of preferred stock, $.01 par value ("Preferred Stock"), and 20,000,000 shares of Common Stock, $.0001 par value ("Common Stock"), of which no shares of Preferred Stock and 10,755,644 shares of Common stock were issued and outstanding at April 1, 1997. The Board, on February 17, 1997, adopted a proposed amendment to Article FOURTH of the Company's Certificate of Incorporation increasing the authorized number of shares of Common Stock from 20,000,000 to 60,000,000 for submission to the shareholders at the Meeting.
The proposed amendment does not change any other aspect of Article FOURTH.

     The Board has determined that it would be appropriate for the Company to increase the number of its authorized shares of Common Stock in order to have additional shares available for possible future acquisition or financing transactions and other issuances, or to satisfy requirements for additional reservations of shares by reason of future transactions which might require increased reservations. The Board believes that the complexity of customary financing, employment and acquisition transactions requires that the Directors be able to respond promptly and effectively to opportunities that involve the issuance of shares of Common Stock. For example, if the proposal is approved, the Company will have the flexibility to authorize stock splits and stock dividends and to enter into joint ventures and corporate financings involving the issuance of shares of Common Stock. The Company has no present plans, agreements, understandings or arrangements regarding transactions expected to require issuance of the additional shares of Common Stock that would be authorized by the proposed amendment.

    Holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of shareholders of the Company and to ratably receive dividends, if any, as may be declared from time to time by the Board from funds legally available therefor, subject to the payment of any outstanding preferential dividends declared with respect to any Preferred Stock that from time to time may be outstanding. Upon liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in any assets available for distribution to shareholders after payment of all obligations of the Company, subject to the rights to receive preferential distributions of the holders of any Preferred Stock then outstanding.

    If the proposed amendment is approved, all or any part of the authorized but unissued shares of Common Stock may thereafter be issued without further approval from the shareholders, except as may be required by law or the policies of any stock exchange or stock market on which the shares of stock of the Company may be listed or quoted, for such purposes and on such terms as the Board may determine. Holders of the capital stock of the Company do not have any preemptive rights to subscribe for the purchase of any shares of Common Stock, which means that current shareholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership.

    The proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that future issuances of Common Stock will reduce each existing shareholder's proportionate ownership.

    The Board unanimously recommends that the shareholders adopt the proposed amendment. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required in order to adopt the proposed amendment. Unless indicated to the contrary, the enclosed proxy will be voted FOR the proposed amendment.



      3. PROPOSAL TO RATIFY AMENDMENT OF THE COMPANY'S 1994 STOCK OPTION PLAN

    The Board has authorized, subject to shareholder ratification, an increase in the number of shares of Common Stock available under Biomatrix, Inc. 1994 Stock Option Plan, as amended (the "1994 Plan"), from 2,000,000 to 2,500,000 shares thereby making 1,770,968 shares of Common Stock available for issuance upon exercise of currently outstanding options or options that may be granted under such plan.

    Purpose -- The purpose of the 1994 Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to employees of the Company. The purpose of the amendment is to provide the Company with additional capacity to grant awards although no significant additional awards are contemplated at this time.

    Administration -- The 1994 Plan is administered by the Compensation Committee which consists of directors of the Company appointed by the Board. Subject to the provisions of the 1994 Plan, the Compensation Committee has discretion to determine when awards are made, which employees are granted awards, the number of shares subject to each award and all other relevant terms of the awards. The Compensation Committee also has broad discretion to construe and interpret the 1994 Plan and adopt rules and regulations thereunder.

    Eligibility -- Awards may be granted to persons who are employees of the Company whether or not officers or members of the Board. Pursuant to the Plan, incentive stock options ("ISO's") may only be granted to employees and non-qualified stock options ("NQSO's") may be granted to directors, advisors and consultants of the Company as well as employees.

    Shares Subject to the 1994 Plan -- The shares issued or to be issued under the 1994 Plan are shares of the Company's Common Stock, which may be newly issued shares or shares held in the treasury or acquired in the open market. Presently, no more than 2,000,000 shares may be issued under the 1994 Plan. The foregoing limit is subject to adjustment for stock dividends, stock splits or other changes in the Company's capitalization.

    Stock Options -- The Compensation Committee in its discretion may issue stock options which qualify as ISO's under the Internal Revenue Code or NQSO's. The Compensation Committee will determine the time or times when each stock option becomes exercisable, the period within which it remains exercisable and the price per share at which it is exercisable, provided that no ISO shall be exercised more than 10 years after it is granted and no other option shall be exercised more than 10 years and one day after it is granted, and further provided that the exercise price shall not be less than the fair market value of the Company's Common Stock on the date of grant. As of April 1, 1997, 729,032 shares of Common Stock had been issued upon exercise of options granted under the 1994 Plan, and 603,465 shares of Common Stock are reserved for issuance upon exercise of outstanding options granted under the 1994 Plan. The reported closing price of the Company's Common Stock on The NASDAQ National Market
System on April 1, 1997 was $12.50 per share.

    Payment for shares purchased upon exercise of any option must be made in full in cash or check when the option is exercised. No option shall be transferable except by will or the laws of descent and distribution and, during the optionee's lifetime, the option may be exercised only by the optionee. If an optionee's employment terminates for any reason, including without limitation by reason of voluntary severance, involuntary severance or retirement, any options exercisable on the date of termination expire three months after such termination. If an optionee is permanently disabled, any options exercisable at the time of such disability may be exercised by the optionee at any time within the shorter of the option period or 12 months after the date of disability.

    Notwithstanding any other provision of the 1994 Plan, the aggregate fair market value of the shares with respect to which ISO's granted are exercisable for the first time by an employee in any calendar year shall not exceed $100,000. Additionally, no person may in any calendar year be granted stock options under the 1994 Plan with respect to more than 200,000 shares of Common Stock subject to adjustment in the event of capital changes.

    The Federal income tax aspects of incentive stock options and NQSO's are generally described below. An employee will generally not be taxed at the time of grant or exercise of an ISO, although the excess of the fair market value of the stock over the exercise price on exercise of an ISO will be taken into account for alternative minimum tax purposes. If the employee holds the shares acquired upon exercise of an ISO until at least one year after issuance and two years after grant of the option, the employee will have long-term capital gain (or loss) based on the difference between the amount realized on the sale or disposition and the exercise price of the option. If these holding periods are not satisfied, then upon disposition of the shares, the employee will recognize ordinary income equal, in general, to the excess of the fair market value of the shares at time of exercise over the exercise price of the stock option, plus capital gain in respect of any additional appreciation. With respect to a NQSO, an optionee will not be taxed at the time of grant; upon exercise, however, the optionee will generally realize compensation income to the extent that the fair market value of the stock exceeds the stock option exercise price. The Company will generally have a compensation deduction to the extent that, and at the time that, an optionee realizes compensation income with respect to an option. In the case of an ISO, this means that the Company ordinarily is not entitled to a compensation deduction.

OPTIONS GRANTED UNDER THE 1994 PLAN
(AS OF APRIL 1, 1997)

NAME                                                         OPTIONS (SHARES)
----                                                         ----------------
Ender A. Balazs                                                    -0-
Rory B. Riggs                                                    94,000
Janet L. Denlinger                                              105,000
Donald Woodhouse                                                 40,000
Wesley Domareki                                                  45,000
All Executive Officers as a group                               683,213
All Directors, excluding Executive Officers, as a group          15,000
All Employees, excluding Executive Officers, as a group         643,538

    The Board recommends that the Shareholders vote "FOR" the proposed amendment to the 1994 Plan and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote on this proposal is required for ratification of the amendment of the 1994 Plan.

4. PROPOSAL TO RATIFY ADOPTION OF THE BIOMATRIX, INC. 1997 RESTRICTED STOCK PLAN

    On February 17, 1997, the Company adopted, subject to shareholder ratification, the Biomatrix, Inc. 1997 Restricted Stock Plan (the "1997 Plan") to enable the Company to grant or sell restricted stock to certain employees, directors, consultants and advisers of the Company and any of its subsidiaries. The Board of Directors believes that ratification by the Company's stockholders of the adoption of the 1997 Plan will serve the purposes described below.

    The purposes of the 1997 Plan are to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain key employees, directors, consultants and advisers of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company to selected employees, directors, consultants and advisers of the Company upon whose judgment, initiative, and efforts the financial success and growth of the Company largely depend.

    The 1997 Plan will be administered by the Compensation Committee. The Compensation Committee will have complete authority, subject to the limitations described herein, to interpret and enforce the 1997 Plan and to determine all rights with respect to participants under the 1997 Plan. The Board may, at any time, amend, modify, suspend or terminate the 1997 Plan as it shall deem advisable, subject to the rights of holders of restricted stock subject thereto and to approval of the stockholders of the Company if required by applicable law or regulation. No restricted stock may be granted or sold under the 1997 Plan after February 16, 2007.

    Restricted stock may be granted or sold under the 1997 Plan to key employees, directors, consultants, and advisers to the Company or any of its subsidiaries and others as the Compensation Committee may determine.

    The shares authorized for issuance under the 1997 Plan are shares of the Company's Common Stock, which may be newly issued shares or previously issued shares reacquired by the Company. The maximum number of shares of Common Stock which may be made available for restricted stock sold or granted pursuant to the 1997 Plan is 500,000 shares, subject to increase or decrease in the event of subsequent stock splits or other capital changes, including reorganizations or mergers.

    As of April 1, 1997, no restricted stock had been awarded under the 1997 Plan. The reported closing price of the Company's Common Stock on The Nasdaq National Market System on April 1, 1997 was $12.50 per share.

    Under the 1997 Plan, the Company may sell or grant shares of Common Stock to eligible participants for such consideration (which may consist wholly of services) and subject to such restrictions (such as conditions of performance or continued employment) as the Committee may determine. The holder of restricted shares issued under the 1997 Plan will have all rights of a stockholder with respect to such shares, including the right to receive any dividends and other distributions paid or made with respect thereto.

    It is anticipated that shares awarded to eligible participants under the 1997 Plan, whether sold or granted, will be subject to the right of the Company to repurchase or reacquire the shares if the restrictions to which such shares are subject are not met.

    Restricted shares issued under the 1997 Plan may not be sold, transferred or otherwise disposed of until such shares are released from the restrictions to which such shares are subject; provided, however, that the Compensation Committee may, at its discretion, permit the transfer of restricted shares to one or more immediate family members of the holder thereof or to a trust maintained exclusively for the benefit of, or partnership all of the interests of which are held by, one or more of such immediate family members.

    Restricted stock issued pursuant to the 1997 Plan will be taxed in accordance with Section 83 of the Code and the regulations thereunder. An employee sold or granted shares under the 1997 Plan will recognize income for tax purposes at the date such shares cease to be subject to the Company's right to repurchase or reacquire the same, or at the date such shares are sold or granted to the employee if the employee elects to have the Company's repurchase or reacquisition right disregarded for tax purposes. The income recognized (the difference between the price paid for the shares, if any, and the fair market value of the shares at the time the employee realizes the income) will be ordinary income to the employee for which the Company will be able to claim a compensation deduction.

    The Board recommends that the shareholders vote "FOR" the adoption of the 1997 Plan and the enclosed proxy will be so voted unless a contrary vote is indicated. The affirmative vote of the holders of a majority of the shares of the Common Stock represented in person or by proxy at the Meeting is required for ratification of the adoption of the 1997 Plan.

                     5. RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

    Coopers and Lybrand L.L.P., independent certified public accountants, have been auditors of the Company since 1986. The Board has recommended that the Shareholders ratify the reappointment of Coopers & Lybrand L.L.P. as the Company's auditors for the current year.

    A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting, will be afforded an opportunity to make a statement, if such representative desires to do so, and will be available to answer any appropriate questions.

    The Board recommends that the Shareholders vote "FOR" the proposal to ratify the appointment of Coopers & Lybrand L.L.P., and the enclosed proxy will be so voted unless a contrary vote is indicated. In the event the appointment of Coopers & Lybrand L.L.P. should not be approved by the Shareholders, the Board will make another appointment to be effective at the earliest possible time. The affirmative vote of the holders of a majority of the shares of the Common Stock present or represented at the Meeting and entitled to vote on this proposal is required for ratification of the appointment of Coopers & Lybrand L.L.P.

                                  OTHER MATTERS

    The Board of the Company knows of no matter other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be properly presented.

    The accompanying proxy is solicited by and on behalf of the Board of the Company, whose notice of meeting is attached to this Proxy Statement. The entire cost of such solicitation will be borne by the Company.

    The Company has provided to all Shareholder's from whom a proxy is solicited pursuant to this Proxy Statement, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996. Additional requests for such report should be directed to Biomatrix, Inc., 65 Railroad Avenue, Ridgefield, New Jersey 07657, Attention: Rory B. Riggs, Acting Chief Financial Officer.

    In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. Additionally, the Company will request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

    Certain information contained in this Proxy Statement relating to the occupation and security holdings of the Directors and officers of the Company is based upon information received from the individual Directors and officers.






                                     GENERAL

    THE ANNUAL REPORT AND ANNUAL REPORT ON FORM 10-K OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 ARE ENCLOSED HEREWITH. PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.



By Order of the Board of Directors,



Endre A. Balazs, M.D.
Chief Executive Officer and
Chief Scientific Officer

Ridgefield, New Jersey
April   , 1997

                                                                      ANNEX A

                               AMENDMENT NO. 2 TO

                                 BIOMATRIX, INC.

                             1994 STOCK OPTION PLAN




      1.    Effective as of February 17, 1997, Section 5 of the
Biomatrix, Inc. 1994 Stock Option Plan is deleted in its entirety and replaced with the following:

            5. STOCK SUBJECT TO THE PLAN. At no time shall the number of shares of the Stock acquired, or which may be acquired, on exercise of Options granted under the Plan exceed the excess of 2,500,000 over the number of shares acquired, or which may be acquired, pursuant to options granted under the Company's 1984 Stock Option Plan, subject, however, to the provisions of Section 16 of the Plan. Shares to be issued upon the exercise of Options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. If any Option expires or terminates for any reason without having been exercised in full, the shares not purchased under it shall be available for other Options.

                               AMENDMENT NO. 1 TO

                                 BIOMATRIX, INC.

                             1994 STOCK OPTION PLAN




      1. Effective as of May 30, 1996, Section 5 of the Biomatrix, Inc. 1994 Stock Option Plan is deleted in its entirety and replaced with the following:

            5. STOCK SUBJECT TO THE PLAN. At no time shall the number of shares of the Stock acquired, or which may be acquired, on exercise of Options granted under the Plan exceed the excess of 2,000,000 over the number of shares acquired, or which may be acquired, pursuant to options granted under the Company's 1984 Stock Option Plan, subject, however, to the provisions of Section 16 of the Plan. Shares to be issued upon the exercise of Options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. If any Option expires or terminates for any reason without having been exercised in full, the shares not purchased under it shall be available for other Options.

                                 BIOMATRIX, INC.
                             1994 STOCK OPTION PLAN


      1. DEFINITIONS. As used in this 1994 Stock Option Plan, the following terms have the following meanings:

      BOARD means the Company's Board of Directors.

      CODE means the Internal Revenue Code of 1986, as amended.

      COMMITTEE shall have the meaning set forth in Section 4.

      COMPANY means Biomatrix, Inc.

      GRANT DATE means the date on which an Option is granted, as specified in
Section 7.

      MARKET VALUE means the fair market value of a share of the Stock on any date, as determined by the Board.

      OPTION means an option to purchase shares of Stock granted under the Plan.

      OPTION AGREEMENT means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

      OPTION PRICE means the price paid by an Optionee for Stock upon exercise of an Option under this Plan.

      OPTION SHARE means any share of Stock of the Company transferred to an Optionee upon exercise of an Option granted pursuant to this Plan.

      OPTIONEE means a person eligible to receive an Option, as provided in
Section 6, to whom an Option shall have been granted under the Plan.

      PLAN means this 1994 Stock Option Plan.

      SECURITIES ACT means the Securities Act of 1933, as amended.

      SECURITIES LAWS means any federal or state law regulating the sale or exchange of securities.

      STOCK means the Common Stock, par value $.0001 per share, of the Company.

       2. PURPOSE. This 1994 Stock Option Plan is intended to encourage ownership of the Stock by employees, consultants, directors and advisers of the Company and its subsidiaries and to provide additional incentive for them to promote the success of the Company's business. The Plan is intended to provide for both incentive stock options (within the meaning of Section 422 of the Code) ("Incentive Options") and non-statutory stock options.

       3. TERM OF THE PLAN. Options under the Plan may be granted on or after February 9, 1994 but not later than February 8, 2004.

       4. ADMINISTRATION. The Plan shall be administered by the Board, no member of which shall act upon any matter exclusively affecting any Option granted or to be granted to such member under the Plan, or by a committee appointed by the Board (the "Committee"); provided, that, to the extent required by Rule 16b-3 or any successor provision ("Rule 16b-3"), of the Securities Exchange Act of 1934, with respect to specific grants of Options, the Plan shall be administered by a disinterested administrator or administrators within the meaning of Rule 16b-3. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make the following determinations with respect to each Option to be granted by the Company: (a) the employee, consultant, director or adviser to receive the Option; (b) the time of granting the Option; (c) the number of shares; (d) the Option Price; and (e) the Option period. Each such determination shall be made by the vote or consent of the Committee. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employee, consultant, director or adviser, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 4 shall be conclusive.

       5. STOCK SUBJECT TO THE PLAN. At no time shall the number of shares of the Stock acquired, or which may be acquired, on exercise of Options granted under the Plan exceed the excess of 1,500,000 over the number of shares acquired, or which may be acquired, pursuant to options granted under the Company's 1984 Stock Option Plan, subject, however, to the provisions of Section 16 of the Plan. Shares to be issued upon the exercise of Options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. If any Option expires or terminates for any reason without having been exercised in full, the shares not purchased under it shall be available for other Options.

       6. ELIGIBILITY. Subject to the first sentence of Section 4 above, an Option may be granted only to a director, employee, consultant or adviser to the Company. Any person who, within the meaning of Section 422(b)(6) of the Code, is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporations) shall be eligible to receive an Incentive Option only if the Option Price is at least 110% of the Market Value on the Grant Date and the Option period is no more than five years. In addition, no person may be granted in any calendar year an Option or Options to purchase more than 200,000 shares of Stock.

       7. TIME OF GRANTING OPTIONS. The granting of an Option shall take place at the time specified by the Committee.

       8. OPTION PRICE. The Option Price for Option Shares issuable upon the exercise of an Incentive Option shall be the Market Value of the Stock but may not be less than 100% of the Market Value of the Stock on the date on which such options are granted, or not less than 110% of the Market Value of the Stock on the date on which such Incentive Option is granted if the Optionee is deemed, pursuant to Section 422(b)(6) of the Code, to own Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or its parent or subsidiaries (a "Ten Percent Holder").

       9. OPTION PERIOD. No Option may be exercised on or after the tenth anniversary of the date on which it is granted. An Option may become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine.

       10. INCENTIVE STOCK OPTIONS. An Incentive Option may only be granted to an employee of the Company or any of its subsidiaries. In addition, the maximum aggregate Market Value (determined as of the date of grant) of the Stock with respect to which Incentive Options granted are exercisable for the first time during any calendar year may not exceed $100,000, or such other maximum limit as provided in accordance with Section 422 of the Code.

       11. EXERCISE OF OPTION. Exercise of the Option may be effected only by giving written notice of intent to exercise the Option, specifying the number of shares as to which the Option is being exercised, accompanied by full payment for such shares in the form of cash or check payable to the order of the Company. Receipt by the Company of such notice and payment shall constitute the exercise of the Option or a part of it. Within 20 days, the Company shall deliver to the Optionee a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable. If the Securities Laws shall require the Company or the Optionee to register or qualify any Option Shares with respect to which notice of intent to exercise shall have been delivered to the Company, or to take any other action in connection with such shares, the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith, without delay and at its own expense. Upon each exercise of the Option, the Optionee will be required to give a representation in form satisfactory to counsel for the Company that the Optionee will make no transfers of the shares in violation of the Securities Laws. The Company may, at its discretion, make a notation on any certificate delivered upon exercise of the Option to the effect that the shares are subject to any restrictions contained in this Plan and the shares represented by the certificate may not be transferred except in accordance with any transfer restrictions contained in the Company's Certificate of Incorporation and after receipt by the Company of an opinion of counsel satisfactory to it to the effect that such transfer will not violate the Securities Laws, and may issue "stop transfer" instructions to its transfer agent, if any, and make a "stop transfer" notation on its books, as appropriate. Notwithstanding the foregoing, the Company may release the Optionee from the investment representation if the shares of the Stock subject to the Option have been registered with the Securities and Exchange Commission.

       12. RESTRICTIONS ON ISSUE OF SHARES. Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company the issuance of shares of Stock covered by the exercise of any Option may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (a) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and (b) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

              (i) the shares with respect to which such Option has been exercised are at the time of the issue of such shares effectively registered under the Securities Act; or

              (ii) a no-action letter in form and substance reasonably satisfactory to the Company with respect to the issuance of such shares shall have been obtained by the Company from the Securities and Exchange Commission.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

       13.    PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION.

              (a) Unless the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation to the

Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option as an investment and not with a view to, or for sale in connection with, the distribution of any such shares.

              (b) Each share of Stock issued pursuant to the exercise of an Option granted pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 13 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to said Stock.

              (c) If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares with respect to which an Option shall have been granted, or to qualify any such shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Option holder, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

       14. TRANSFERABILITY OF OPTIONS. Options shall not be transferable, otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

       15. TERMINATION OF EMPLOYMENT. Unless the Committee determines otherwise in connection with the grant of non-statutory stock options, in the event that the Optionee's employment is terminated for any reason other than death, the Option, to the extent exercisable at termination, may be exercised by the Optionee at any time within three months after termination unless terminated earlier by its terms. If termination results from the death of the Optionee, the Option, to the extent exercisable at the date of death, may be exercised by the person to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within one year after the date of death, unless terminated earlier by its terms. Military or sick leave shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the absent employee's reemployment rights are guaranteed by statute or by contract.

       16. ADJUSTMENT OF NUMBER OF OPTION SHARES. Each Option Agreement shall provide that in the event of any stock dividend payable in the Stock or any split-up or contraction in the number of shares of the Stock occurring after the date of the Option Agreement and prior to the exercise in full of the Option, the number of shares subject to such Agreement shall be proportionately adjusted and the price to be paid for each share subject to the Option shall be proportionately adjusted. Each Option Agreement shall also provide that in case of any reclassification or change of outstanding shares of the Stock or in case of any consolidation or merger of the Company with or into another company or in the case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, shares of Stock or other securities shall be delivered equivalent in kind and value to those shares or other securities an Optionee would have received if the Option had been exercised in full prior to such reclassification, change, consolidation, merger, sale or conveyance and no disposition had subsequently been made. Each Option Agreement shall further provide that upon dissolution or liquidation of the Company, the Option shall terminate, but the Optionee (if at the time in the employ of the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent not theretofore exercised. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of the Stock of the nature contemplated by this
Section 16, the number of shares of the Stock available for the purpose of the Plan as stated in Section 5 shall be correspondingly adjusted.

       17. STOCK RESERVED. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

       18. LIMITATION OF RIGHTS IN THE OPTION SHARES. The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Option Shares, except to the extent that the Option shall have been exercised and a certificate shall have been issued and delivered to the Optionee. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the Bylaws of the Company. Nothing contained in the Plan or in any Option shall confer upon any Optionee any right with respect to the continuation of his or her employment with, or retention as a consultant by, the Company (or any subsidiary), or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or bylaws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

       19.    WITHHOLDING.

              (a) The Company's obligation to deliver shares upon the exercise of any Option shall be subject to the Optionee's satisfaction of all applicable tax withholding requirements.

              (b) The Company may require as a condition to the issuance of shares covered by any incentive Option that the party exercising such Option give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of shares covered by an incentive Option that the party exercising such option give a satisfactory written representation promising to make such a remittance.

       20. NOTICES AND OTHER COMMUNICATIONS. All notices and other communications required or permitted under the Plan shall be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested (a) if to the Optionee, at his or her residence address last filed with the Company, and (b) if to the Company, at 65 Railroad Avenue, Ridgefield, New Jersey 07657, marked "Attention: Chief Financial Officer" or to such other persons or addresses as the Optionee or the Company may specify by a written notice to the other from time to time.

       21. TERMINATION AND AMENDMENT OF THE PLAN. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable, provided that, except as provided in Section 16, the Board may not, without the approval by the holders of a majority of the Stock, increase the maximum number of shares available for grants of Options under the Plan or extend the period during which Options may be granted or exercised. No termination or amendment of the Plan may, without the consent of the Optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such Optionee under such Option.

                                                                   ANNEX B


                                 BIOMATRIX, INC.

                           1997 RESTRICTED STOCK PLAN


1.     PURPOSES OF THE PLAN.

       The purposes of this 1997 Restricted Stock Plan of Biomatrix, Inc. (the "Company") are to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain key employees, directors, consultants and advisers of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company to selected employees, directors, consultants and advisers of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.     DEFINITIONS.

       (a)    "Board" means the Board of Directors of the Company.

       (b) "Committee" means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board; provided, that the Board may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan or delegate any or all functions of the Committee to any other committee of the Board, and in such event, references herein to the "Committee" shall mean the Board acting in such capacity.

       (c) "Common Stock" means the authorized common stock, par value $0.0001 per share, of the Company.

       (d)    "Company" means Biomatrix, Inc.

       (e) "Participant" means any key employee, director, consultant, adviser or other person selected to receive a Restricted Stock Award pursuant to
Section 5 or any Permitted Transferee to whom Restricted Stock has been transferred in accordance with Section 7(e).

       (f) "Permitted Transferee" means any immediate family member of a person to whom a Restricted Stock Award is been granted pursuant to Section 5 or a trust maintained exclusively for the benefit of, or partnership all of the interests in which are held by, one or more of such immediate family members.

       (g) "Plan" means this 1997 Restricted Stock Plan as set forth herein and as amended and/or restated from time to time.

       (h) "Restricted Stock Award" means the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable, except in accordance with Section 7(e), and subject to forfeiture until conditions of performance or continuing employment, directorship and/or consultancy, specified by the Committee, are met.

       (i) "Subsidiary" means any subsidiary corporation (as defined in Section 424 of the Internal Revenue Code) of the Company.

3.     SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

       (a) Subject to adjustment in accordance with the provisions of Section 3(c) and Section 6 of this Plan, the aggregate number of shares of Common Stock that may be granted or sold pursuant to Restricted Stock Awards under the Plan shall not exceed 500,000 shares.

       (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company.

       (c) If shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in
Section 3(a) and may again be made subject to Restricted Stock Awards.

4.     ADMINISTRATION OF THE PLAN.

       (a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

       (b) The Plan will be administered by the Committee, which shall consist of two or more persons. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee shall determine the persons to whom, and the time or times at which, Restricted Stock Awards may be granted and the number of shares subject to each

Restricted Stock Award. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of Restricted Stock Award agreements or instruments, and (iii) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

       (c) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee or such member with respect to the Plan or any Restricted Stock Award under it.

5.     TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

       (a) The Committee shall determine and designate from time to time those persons who are to receive Restricted Stock Awards, and the number of shares covered by each Restricted Stock Award. Each Restricted Stock Award will be evidenced by a written agreement or instrument and may include any other terms and conditions consistent with the Plan, as the Committee may determine.

       (b) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred for such consideration (which may consist wholly of services) as the Committee may determine, and will be subject to the following conditions:

              (i) The shares may not be sold, transferred, or otherwise alienated or hypothecated, except to the Company, until the conditions imposed pursuant to subsection (c) of this Section 5 have been met or are removed, unless the Committee determines otherwise in accordance with
       Section 7(e).

              (ii) The Committee may provide in the agreement or instrument evidencing the grant of a Restricted Stock Award that the certificates representing shares subject to such Restricted Stock Award will be held in escrow by the Company until the conditions imposed pursuant to subsection (c) of this Section 5 have been met or are removed.

              (iii) Each certificate representing shares subject to a Restricted Stock Award granted or sold pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

              (iv) The Committee may impose other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

       (c) Restricted Stock Awards shall be subject to forfeiture or repurchase at their initial purchase price until such time or times, and/or upon the achievement of such predetermined performance objectives, as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Restricted Stock Award. In the event a holder of a Restricted Stock Award ceases to be an employee, director and/or consultant, as applicable, of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her employment, directorship and/or consulting relationship terminates will be returned to or repurchased by the Company at their initial price unless the Committee determines otherwise.

       (d) Subject to the provisions of subparagraphs (b) and (c) above, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to receive all dividends and other distributions paid or made with respect thereto; provided, however, that the Committee may require that he or she shall execute an irrevocable proxy or enter into a voting agreement with the Company as determined by the Committee for the purpose of granting the Company or its nominee the right to vote all shares that remain subject to restrictions under this Section 5 in the same proportions (for and against) as the outstanding voting shares of the Company that are not subject to such restrictions are voted by the other shareholders of the Company on any matter, unless the Committee determines otherwise.

6.     ADJUSTMENT PROVISIONS.

       (a) All of the share numbers set forth in the Plan reflect the capital structure of the Company at the time of the effectiveness of the Plan. Subject to Section 6(b), if subsequent to such date the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in
(i) the maximum numbers and kinds of shares provided in Section 3 and (ii) the numbers and kinds of shares or other securities subject to the then outstanding
Restricted Stock Awards.

       (b) Adjustments under this Section 6 will be made by the Committee in accordance with the terms of this Section 6. Any determination by the Committee as to what adjustments will be made and the extent thereof, so as to effectuate the intent of this Section 6, will be final, binding, and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

7.     GENERAL PROVISIONS.

       (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as an employee or director of or as a consultant to the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment, directorship and/or consultancy, as applicable, of any Participant at any time, with or without cause.

       (b) No shares of Common Stock will be issued or transferred pursuant to a Restricted Stock Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant of a Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements.

       (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

       (d) Except as set forth in paragraph (e) below, no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge, or charge of any nature.

       (e) The Committee may, upon the grant of a Restricted Stock Award or by amendment to any written agreement or instrument evidencing such Restricted Stock Award, provide that such Restricted Stock Award or the shares of Common Stock to which such Restricted stock Award relates be transferable by the person to whom such Restricted Stock Award was granted, without payment of consideration, to a Permitted Transferee of such person; provided, however, that no transfer of a Restricted Stock Award shall be valid unless first approved by the Committee, acting in its sole discretion.

       (f) The written agreements or instruments evidencing Restricted Stock Awards granted under the Plan may contain such other provisions as the Committee may deem advisable.

8.     AMENDMENT AND TERMINATION.

       (a) The Board shall have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to the rights of holders of outstanding Restricted Stock Awards on the date of such action, and to the approval of the stockholders of the Company if an amendment or modification is required by applicable law or regulation.

       (b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of a Restricted Stock Award held by such Participant as it deems advisable.

       (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligation under any Restricted Stock Award previously granted to such Participant under the Plan.

9.     EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

       The Plan became effective upon its adoption by the Board on February 17, 1997, subject to subsequent approval by the Company's stockholders. Unless previously terminated, the Plan will terminate on February 16, 2007.

                                                                 ANNEX C



                                BIOMATRIX, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 1997

The undersigned hereby appoints Endre A. Balazs and Rory B. Riggs, and each of them, as proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Biomatrix, Inc. to be held on May 29, 1997 at 10:00 A.M. local time, at the Corporate Headquarters of the Company, 65 Railroad Avenue, Ridgefield, New Jersey 07657, or any adjournments thereof, upon any and all matters which may properly be brought before the meeting or adjournments thereof, hereby revoking all former proxies.

The shares represented by this proxy will be voted on Proposals 1, 2, 3, 4, 5 and 6 in accordance with the specifications made and "FOR" such proposals if there is no specification.

                -----------------------------------------------
                 PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND
                     RETURN PROMPTLY IN ENCLOSED ENVELOPE.
                -----------------------------------------------

----------------                                                ----------------
Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

-------------------------                       --------------------------------

-------------------------                       --------------------------------

-------------------------                       --------------------------------

PLEASE MARK VOTES
AS IN THIS EXAMPLE

                                                                         FOR ALL
                                                        FOR   WITHHOLD   EXCEPT
1.  Election of Directors                               [ ]      [ ]      [ ]

    H. Stuart Campbell, Rory B. Riggs and Justin P. Morreale

   IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE
    "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.

                                                         FOR   AGAINST   ABSTAIN
2.  Proposal to ratify the amendment to the Company's    [ ]     [ ]      [ ]
    Certificate of Incorporation to increase the number of authorized shares of common stock.

3.  Proposal to ratify the amendment to the Company's    [ ]     [ ]      [ ]
    1994 Stock Option Plan increasing the number of shares authorized for issuance under the Plan.

4.  Proposal to ratify the adoption of the Company's     [ ]     [ ]      [ ]
    Company's 1997 Restricted Stock Plan

5.  Proposal to ratify the appointment of Coopers &      [ ]     [ ]      [ ]
    Lybrand L.L.P. as the independent public accountants of the Company.

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Record Date Shares:                                     -----------------------

Please be sure to sign and date this Proxy.              Date
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
         Shareholder sign here                      Co-owner sign here

Mark box at right if comments or address change have been noted on
the reverse of this card or if you will attend the meeting.            [  ]

DETACH CARD

                                BIOMATRIX, INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders on May 29, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,



Biomatrix, Inc.